Exhibit 99.1

Berkshire Grey, a Leader in AI-Enabled Robotics and Automation Solutions,

Announces Business Combination with Revolution Acceleration Acquisition Corp

Berkshire Grey is a pure-play robotics company offering fully integrated, artificial intelligence-based software and hardware solutions to automate business operations in warehouses and logistics fulfillment centers – meeting consumer demands and exponential e-commerce growth

Combined company to have an estimated post-transaction equity value of up to $2.7 billion

Transaction expected to provide up to $413 million in cash proceeds, including a fully committed PIPE of $165 million anchored by Chamath Palihapitiya, Founder and CEO of Social Capital, Hedosophia and funds and accounts managed by BlackRock

Current Berkshire Grey shareholders Khosla Ventures, New Enterprise Associates, Canaan Partners and SoftBank Group Corp. rolling 100% of their equity in the combined company

Berkshire Grey expects to have $507 million cash, which will be used to fund operations and support new and existing growth initiatives, and no debt on its balance sheet following the combination

Bedford, MA & Washington, D.C. – February 24, 2021 – Berkshire Grey (“BG” or the “Company”), a developer of integrated artificial intelligence (“AI") and robotic solutions for e-commerce, retail replenishment, and logistics, has entered into a definitive agreement with Revolution Acceleration Acquisition Corp (Nasdaq: RAAC) (“RAAC”), a special purpose acquisition company, to create a leading publicly listed robotics and automation solutions company with a post-transaction equity value of up to $2.7 billion.

Founded in 2013 by the current Chief Executive Officer, Tom Wagner, Ph.D., the Former Chief Technology Officer at iRobot, BG is a pure-play robotics company offering fully integrated, AI-based software and hardware solutions to automate business operations in warehouses and logistics fulfillment centers. The Company’s powerful solutions help retailers and logistics companies meet the exponential growth of e-commerce and ever-increasing consumer demands. BG’s management, engineering, and commercial teams each have extensive robotics expertise and deep industry experience.

The Company has achieved strong momentum since emerging from stealth mode in 2018, propelled by the accelerating consumer shift toward e-commerce and the resulting need for retailers to adapt their supply chain and warehouse operations to meet consumer demands for better selection, lower prices, and faster shipping. Roughly 5% of warehouses are automated today, which highlights the substantial market opportunity for BG’s solutions.

BG’s AI-enabled robotics solutions are scalable, adaptable and reliable - providing businesses with a holistic approach to automation of tasks that speed the flow of goods to consumers. The Company’s offerings bring together proprietary AI with differentiated hardware to create robotic picking systems and multiple types of robotic mobility systems, which are combined in an orchestrated fashion to drive operational efficiencies. Differentiated hardware includes full robots, sensing systems, gripping systems and machine vision systems. The intellectual property supporting BG’s market-leading solutions is protected by more than 300 patent filings. Operational efficiencies achieved by BG customers typically result in a return on their investment in as little as two to three years.

Order backlog and ongoing negotiations with the Company’s current customers, which include multi-national retail, e-commerce and package logistics companies, provide meaningful visibility into projected revenues for 2021 and 2022. Additionally, BG intends to grow its commercial organization to meet increasing demand for its services, deepen its relationships in key industry sectors, and build out new, value-added services.

John Delaney, the Chief Executive Officer of RAAC, will remain on the Board of Directors of the combined company upon completion of the transaction.

“Berkshire Grey was founded to help our customers compete even more favorably in the rapidly evolving worlds of retail and logistics,” said Tom Wagner, Founder and Chief Executive Officer of BG. “Consumer expectations have changed, putting more pressure on supply chain operations to get the right goods to the right places at the right times, as efficiently as possible. Over the last 12 months the pandemic amplified the already high pressure to transform, so today it is no longer a question of if companies might transform but how quickly. We are incredibly excited about this transaction, which will enable Berkshire Grey to accelerate growth and provide new and existing customers with our leading robotics solutions,” Wagner concluded.

“Today’s consumers expect a better selection of goods, at lower prices, with shipping that is immediate,” said John Delaney, the Chief Executive Officer of RAAC. “In our judgment, Berkshire Grey’s best-in-class technology and uniquely integrated solutions provide a critical pathway for companies to adapt to these changing needs. The Company’s strong relationships with an installed base of blue-chip clients is a testament to its ability to deliver tangible and measurable results that empower companies to compete even more effectively. Steve Case and I are honored to partner with Tom and the rest of Berkshire Grey’s talented team and investors to realize this singular opportunity to revolutionize how businesses operate. I look forward to joining their Board of Directors,” added Delaney.

Transaction Overview

The transaction is expected to provide up to $413 million in cash proceeds, including a fully committed PIPE of $165 million, with current BG shareholders Khosla Ventures, New Enterprise Associates, Canaan Partners and SoftBank Group Corp. rolling 100% of their equity into the combined company. The PIPE is anchored by Chamath Palihapitiya, Founder and CEO of Social Capital, Hedosophia and funds and accounts managed by BlackRock.

At closing, BG expects to have approximately $507 million cash, which will be used to fund operations and support new and existing growth initiatives, and no debt on its balance sheet. All references to available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public shareholders of RAAC and payment of transaction expenses.

The transaction, which has been unanimously approved by RAAC’s Board of Directors and BG’s Board of Directors, is expected to close during the second quarter of 2021 and is subject to approval by RAAC’s stockholders and other customary closing conditions.

Advisors

Credit Suisse Securities (USA) LLC is serving as exclusive financial advisor and capital markets advisor to BG and acted as sole placement agent on the PIPE. J.P. Morgan Securities LLC is serving as exclusive financial advisor to RAAC. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to RAAC. Goodwin Procter LLP acted as legal advisor to BG. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor to Credit Suisse Securities (USA) LLC.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by RAAC with the Securities and Exchange Commission and available at www.sec.gov. This press release and the investor presentation are also available on the RAAC website at https://revolutionaac.com/.

Investor Webcast

The investor webcast will be archived and available for replay at https://revolutionaac.com/ beginning today at 8:00 AM ET.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions between BG and RAAC. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between BG and RAAC, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of RAAC’s and BG’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RAAC and BG. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of RAAC’s securities, (ii) the risk that the proposed transaction may not be completed by RAAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RAAC, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of RAAC, the satisfaction of the minimum trust account amount following redemptions by RAAC’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE investment in connection with the proposed transaction, (v) the lack of a third party valuation in determining whether or not to pursue the proposed transactions, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the amount of redemption requests made by RAAC’s public stockholders, (viii) the effect of the announcement or pendency of the proposed transaction on BG’s business relationships, operating results and business generally, (ix) risks that the proposed transaction disrupts current plans and operations of BG and potential difficulties in BG customer and employee retention as a result of the proposed transaction, (x) risks relating to the uncertainty of the projected financial information with respect to BG, (xi) risks relating to increasing expenses of BG in the future and BG’s ability to generate revenues from a limited number of customers, (xii) risks related to BG generating the majority of its revenues from a limited number of products and customers, (xiii) the passing of new laws and regulations governing the robotics and artificial intelligence industries that potentially restrict BG’s business or increase its costs, (xiv) potential litigation relating to the proposed transaction that could be instituted against BG, RAAC or their respective directors and officers, including the effects of any outcomes related thereto, (xv) the ability to maintain the listing of RAAC’s securities on The Nasdaq Stock Market LLC, either before or after the consummation of the business combination, (xvi) the price of RAAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which RAAC plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting RAAC’s business and changes in the combined capital structure, (xvii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xviii) unexpected costs, charges or expenses resulting from the proposed transaction, (xix) risks of downturns and a changing regulatory landscape and (xx) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RAAC’s registration statement on Form S-1 (File No. 333-250850) (the “Form S-1”), the registration statement on Form S-4 discussed below (when it becomes available) and other documents filed by RAAC from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither RAAC nor BG presently know or that RAAC and BG currently believe are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RAAC’s and BG’s expectations, plans or forecasts of future events and views as of the date of this document. RAAC and BG anticipate that subsequent events and developments will cause RAAC’s and BG’s assessments to change. While RAAC and BG may elect to update these forward-looking statements at some point in the future, RAAC and BG specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing RAAC’s and BG’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RAAC nor BG gives any assurance that either RAAC or BG, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed business combination between RAAC and BG (the “Business Combination”). RAAC intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary proxy statement to be distributed to holders of RAAC’s common stock in connection with RAAC’s solicitation of proxies for the vote by RAAC’s stockholders with respect to the Business Combination. After the registration statement has been filed and declared effective, RAAC will mail a definitive proxy statement / prospectus to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the registration statement. RAAC may also file other documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT / PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by RAAC with the SEC, including the preliminary proxy statement / prospectus, when available, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RAAC may be obtained free of charge upon written request to RAAC at 1717 Rhode Island Ave NW, Suite 1000, Washington, DC 20036, Attn: Investor Relations.

Participants in the Solicitation

RAAC and BG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of RAAC in connection with the proposed transaction under the rules of the SEC. RAAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of RAAC in RAAC’s Form S-1 as well as its other filings with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of RAAC’s stockholders in connection with the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary proxy statement / prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed Business Combination (if and when they become available) . You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by RAAC will also be available free of charge from RAAC using the contact information above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of RAAC, BG or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

About Berkshire Grey

Berkshire Grey helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Berkshire Grey and the Berkshire Grey logo are registered trademarks of Berkshire Grey. Other trademarks referenced are the property of their respective owners.

About Revolution Acceleration Acquisition Corp

Revolution Acceleration Acquisition Corp focuses on value creation opportunities at the forefront of rapid technological innovation and economic growth. We believe that alternatives to the traditional IPO process create a key avenue for transformative, category-defining companies to quickly and efficiently access public markets, enabling them to scale their business and create value for a broad and diverse group of investors. For more information about Revolution Acceleration Acquisition Corp, please visit: www.revolutionaac.com.

CONTACTS

Tracy Zuckerman Van Grack

Revolution

Tracy.VanGrack@revolution.com

Sara Evans / Kerry Golds

Finsbury Glover Hering

RAAC-US@finsbury.com